UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2011

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
 Suite 3500
Hunt Valley, Maryland 21030
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act.

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note

On June 3, 2011, Omega Healthcare Investors, Inc. filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the results of the stockholder votes held at Omega’s Annual Meeting of Stockholders on June 2, 2011 (the “Original Form 8-K”).  The sole purpose of this Form 8-K/A is to disclose Omega’s decision regarding the frequency of its advisory stockholder vote on executive compensation.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

As previously reported in the Original Form 8-K, the results of the advisory vote on the frequency of the advisory vote on executive compensation held at the Annual Meeting are as follows:

•	22,128,149 shares voted for three years;
•	434,850 shares voted for two years;
•	62,211,468 shares voted for one year; and
•	127,520 shares abstained.

Omega has considered the outcome of this advisory vote, and its Board of Directors has determined that Omega will provide stockholders with an advisory vote on executive compensation every year until the next stockholder vote on the frequency of the advisory vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated:  July 20, 2011                                                                By: /s/ C. Taylor Pickett
C. Taylor Pickett
President and Chief Executive Officer